MERRILL LYNCH
                                                                   ARIZONA
                                                                   MUNICIPAL
                                                                   BOND FUND

                                [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 2000

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both the current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Fiscal Year in Review

Portfolio restructuring within the Arizona marketplace was limited throughout the past 12 months as primary issuance of Arizona municipal bonds remains down drastically from prior years. There was limited turnover within the portfolio, and the Fund typically was in a fully invested position in an effort to achieve a steady stream of tax-exempt income for shareholders. Few changes in credit quality were affected, again limited by availability of new securities. At July 31, 2000, 80% of Fund assets were rated A or higher by at least one of the major rating agencies.

The last 12 months have been volatile within the fixed-income markets with wide fluctuations in interest rates for both long-term and short-term securities. The Fund fared well into the end of 1999 with a relatively defensive market position. As interest rates rose into December, the Fund held few long maturity discount securities that would have reacted most negatively to these increases. For the fiscal year ended July 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +2.82%, +2.30%, +2.20% and +2.72%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) Our challenge has been to keep the Fund competitive as the market has improved for debt securities.

We have taken advantage of selective secondary market offerings to put the Fund in a more neutral position as interest rates declined in the first half of 2000. A more aggressive stance may have been warranted, yet market technicals made positioning the Fund difficult. However, the Fund's fully invested position and use of selective hedging (through the purchase of Treasury notes) enabled the Fund to remain competitive.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Arizona Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

September 11, 2000

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to share holders.

Average Annual Total Return

                                           % Return Without       % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                          +1.84%               -2.23%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +4.94                +4.09
--------------------------------------------------------------------------------
Inception (11/29/91)
through 6/30/00                                 +6.20                +5.70
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return              % Return
                                               Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                           +1.32%              -2.54%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                         +4.41               +4.41
--------------------------------------------------------------------------------
Inception (11/29/91)
through 6/30/00                                  +5.66               +5.66
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return              % Return
                                              Without CDSC           With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                          +1.22%                +0.25%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +4.30                 +4.30
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                 +5.08                 +5.08
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/00                          +1.74%               -2.33%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +4.83                +3.98
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                 +5.63                +4.88
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                         11/29/91**       7/00
ML Arizona Municipal Bond Fund+--
Class A Shares*                                          $9,600          $16,315
ML Arizona Municipal Bond Fund+--
Class B Shares*                                          $10,000         $16,266
Lehman Brothers Municipal Bond
Index++                                                  $10,000         $17,513

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                        10/21/94**        7/00
ML Arizona Municipal Bond Fund+--
Class C Shares*                                          $10,000         $13,441
ML Arizona Municipal Bond Fund+--
Class D Shares*                                          $9,600          $13,296
Lehman Brothers Municipal Bond
Index++                                                  $10,000         $14,849

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Arizona Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Arizona, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.

Recent Performance Results*

                                                          6 Month        12 Month    Since Inception    Standardized
      As of July 31, 2000                              Total Return    Total Return    Total Return     30-Day Yield
      ==============================================================================================================
      ML Arizona Municipal Bond Fund Class A Shares        +6.12%          +2.82%          +69.94%           4.55%
      --------------------------------------------------------------------------------------------------------------
      ML Arizona Municipal Bond Fund Class B Shares        +5.86           +2.30           +62.66            4.24
      --------------------------------------------------------------------------------------------------------------
      ML Arizona Municipal Bond Fund Class C Shares        +5.70           +2.20           +34.41            4.14
      --------------------------------------------------------------------------------------------------------------
      ML Arizona Municipal Bond Fund Class D Shares        +6.07           +2.72           +38.50            4.45
      ==============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 11/29/91 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                       Issue                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Arizona--81.0%
----------------------------------------------------------------------------------------------------------------------------------
NR*        AAA     $1,000   Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds
                            (Saint Luke's Health Systems), 7.25% due 11/01/2003 (f)                                        $ 1,082
----------------------------------------------------------------------------------------------------------------------------------
BBB+       Baa1     2,000   Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West), Series A,
                            6.625% due 7/01/2020                                                                             1,986
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aa1      1,500   Arizona State Transportation Board, Highway Revenue Refunding Bonds, 5.75% due 7/01/2018         1,533
----------------------------------------------------------------------------------------------------------------------------------
AA+        Aa1      1,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial Assistance
                            Revenue Bonds, 6.80% due 7/01/2002 (f)                                                           1,061
----------------------------------------------------------------------------------------------------------------------------------
NR*        Aa       2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, AMT,
                            Senior Series B, 6.60% due 5/01/2010                                                             2,128
----------------------------------------------------------------------------------------------------------------------------------
                            Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co.
                            Project), AMT:
BBB        NR*      1,000     6.375% due 10/01/2036                                                                            952
BBB        NR*      1,500     Series B, 5.80% due 11/01/2032                                                                 1,296
----------------------------------------------------------------------------------------------------------------------------------
A1+        P1       1,000   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona Public
                            Service Co. Project), VRDN, AMT, Series A, 4.35% due 12/01/2031 (h)                              1,000
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa      2,000   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due 7/01/2022 (c)(i)            2,131
----------------------------------------------------------------------------------------------------------------------------------
AAA        NR*      1,000   Glendale, Arizona, Development Authority, Educational Facilities Revenue Refunding Bonds
                            (American Graduate School International), 7.125% due 7/01/2005 (b)(f)                            1,117
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa      4,000   Maricopa County, Arizona, Elementary School District No. 68 (Alhambra), GO, Refunding,
                            Series A, 6.75% due 7/01/2014 (a)                                                                4,345
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa      1,000   Maricopa County, Arizona, Gilbert Unified School District No. 41, GO, 6.25% due 7/01/2015 (d)    1,068
----------------------------------------------------------------------------------------------------------------------------------
BBB        Baa1     1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation),
                            6.125% due 4/01/2018                                                                               961
----------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa      1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro Gardens--Mesa Ridge
                            Project), Series A, 5.65% due 7/01/2019 (e)                                                      1,000
----------------------------------------------------------------------------------------------------------------------------------
                            Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+        P1         600     (Arizona Public Service Company), VRDN, Series E, 4.30% due 5/01/2029 (h)                        600
A1+        P1         700     (Arizona Public Service Company), VRDN, Series F, 4.35% due 5/01/2029 (h)                        700
BBB-       Baa3     1,500     (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026                 1,453
A1         VMIG1@   1,500     (Southern California Edison Company), VRDN, Series B, 4.35% due 6/01/2035 (h)                  1,500
----------------------------------------------------------------------------------------------------------------------------------
NR*        NR*      2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company Project), AMT,
                            6.70% due 3/01/2020                                                                              2,029
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
LEVRRS    Leveraged Reverse Rate Securities
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                       Value
---------------------------------------------------------------------------------------------------------------------------------
Arizona (concluded)
---------------------------------------------------------------------------------------------------------------------------------
                           Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds No. 8802:
BBB+       NR*    $  430     7.20% due 1/01/2010                                                                          $   454
BBB+       NR*       510     7.20% due 1/01/2013                                                                              537
---------------------------------------------------------------------------------------------------------------------------------

                           Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
BBB+       NR*       200     7.30% due 1/01/2009                                                                              211
BBB+       NR*       395     7.30% due 1/01/2011                                                                              418
---------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa     2,000   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities Excise Tax Revenue
                           Bonds, 6.90% due 7/01/2004 (e)(f)                                                                2,201
---------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       950   Pima County, Arizona, Sewer Revenue Refunding Bonds, 6.75% due 7/01/2015 (c)(e)(f)                 978
---------------------------------------------------------------------------------------------------------------------------------
                           Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES (h):
A1+        P1        700     4.25% due 12/01/2009                                                                             700
A1+        P1      1,700     Series A, 4.25% due 12/01/2009                                                                 1,700
---------------------------------------------------------------------------------------------------------------------------------
BBB-       NR*       750   Prescott Valley, Arizona, Improvement District, Special Assessment Bonds (Sewer Collection
                           System Roadway Repair), 7.90% due 1/01/2012                                                        804
---------------------------------------------------------------------------------------------------------------------------------
AA         Aa1     1,000   Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project of 1989), Series E,
                           4.50% due 7/01/2023                                                                                850
---------------------------------------------------------------------------------------------------------------------------------
BBB+       NR*     1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                                 1,700
---------------------------------------------------------------------------------------------------------------------------------
A+         Aa3     1,250   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016                              1,295
---------------------------------------------------------------------------------------------------------------------------------
AA         A1      2,000   University of Arizona, University Revenue Refunding Bonds, Series A, 6.20% due 6/01/2016         2,184
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--15.9%
---------------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, GO, Refunding (g):
AAA        Aaa     2,000     RITR, Class R, Series 3, 7.131% due 7/01/2016 (e)                                              2,108
AAA        Aaa     2,000     YCN, 7.434% due 7/01/2020 (d)                                                                  2,058
---------------------------------------------------------------------------------------------------------------------------------
A          Baa1    1,000   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                           Bonds, Series B, 6% due 7/01/2026                                                                1,025
---------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa     1,900   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, LEVRRS,
                           7.478% due 7/01/2002 (d)(f)(g)                                                                   2,052
---------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa     1,000   Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities
                           Revenue Refunding Bonds (Inter-American University), Series A, 5% due 10/01/2022 (e)               938
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$48,509)--96.9%                                                                                   50,155
Variation Margin on Financial Futures Contracts**--0.0%                                                                        15
Other Assets Less Liabilities--3.1%                                                                                         1,570
                                                                                                                          -------
Net Assets--100.0%                                                                                                        $51,740
                                                                                                                          =======
---------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts purchased as of July 31, 2000 were as follows:

      --------------------------------------------------------------------------
                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                 Expiration
      Contracts           Issue                    Date               Value
      --------------------------------------------------------------------------
           50       US Treasury Notes         September 2000          $4,945
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Purchased
      (Total Contract Price--$4,898)                                  $4,945
                                                                      ======
      --------------------------------------------------------------------------

@ Highest short-term rating by Moody's Investors Service, Inc.. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000

Assets:           Investments, at value (identified cost--$48,508,655) .....................                     $ 50,154,982
                  Cash .....................................................................                          213,297
                  Receivables:
                    Securities sold ........................................................    $  1,066,863
                    Interest ...............................................................         400,283
                    Beneficial interest sold ...............................................          42,459
                    Variation margin .......................................................          14,844        1,524,449
                                                                                                ------------
                  Prepaid expenses and other assets ........................................                            1,601
                                                                                                                 ------------
                  Total assets .............................................................                       51,894,329
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                    Dividends to shareholders ..............................................          46,300
                    Investment adviser .....................................................          22,438
                    Beneficial interest redeemed ...........................................          21,571
                    Distributor ............................................................          14,556          104,865
                                                                                                ------------
                  Accrued expenses and other liabilities ...................................                           49,755
                                                                                                                 ------------
                  Total liabilities ........................................................                          154,620
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets ...............................................................                     $ 51,739,709
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized ........................................................                     $    112,375
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ........................................................                          337,024
                  Class C Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ........................................................                           12,139
                  Class D Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ........................................................                           43,002
                  Paid-in capital in excess of par .........................................                       50,537,545
                  Accumulated realized capital losses on investments--net ..................                         (259,767)
                  Accumulated distributions in excess of realized capital gains--net .......                         (735,421)
                  Unrealized appreciation on investments--net ..............................                        1,692,812
                                                                                                                 ------------
                  Net assets ...............................................................                     $ 51,739,709
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $11,524,665 and 1,123,754 shares
                  of beneficial interest outstanding .......................................                     $      10.26
                                                                                                                 ============
                  Class B--Based on net assets of $34,564,736 and 3,370,243 shares
                  of beneficial interest outstanding .......................................                     $      10.26
                                                                                                                 ============
                  Class C--Based on net assets of $1,244,049 and 121,387 shares
                  of beneficial interest outstanding .......................................                     $      10.25
                                                                                                                 ============
                  Class D--Based on net assets of $4,406,259 and 430,020 shares
                  of beneficial interest outstanding .......................................                     $      10.25
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

Statement of Operations

                                                                               For the Year Ended July 31, 2000
---------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned                       $ 3,364,085
---------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...............................        $   298,510
                     Account maintenance and distribution fees--Class B .....            186,957
                     Professional fees ......................................             73,611
                     Printing and shareholder reports .......................             34,363
                     Accounting services ....................................             26,186
                     Transfer agent fees--Class B ...........................             11,158
                     Registration fees ......................................              7,512
                     Account maintenance and distribution fees--Class C .....              6,350
                     Trustees' fees and expenses ............................              5,885
                     Pricing fees ...........................................              5,030
                     Custodian fees .........................................              4,976
                     Account maintenance fees--Class D ......................              3,841
                     Transfer agent fees--Class A ...........................              2,637
                     Transfer agent fees--Class D ...........................                847
                     Transfer agent fees--Class C ...........................                325
                     Other ..................................................              1,890
                                                                                     -----------
                     Total expenses .........................................                           670,078
                                                                                                    -----------
                     Investment income--net .................................                         2,694,007
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized &           Realized loss on investments--net ......................                          (246,381)
Unrealized Loss on   Change in unrealized appreciation on investments--net ..                        (1,342,914)
Investments--Net:                                                                                   -----------
                     Net Increase in Net Assets Resulting from Operations ...                       $ 1,104,712
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

Statements of Changes in Net Assets

                                                                                                     For the Year Ended July 31,
                                                                                                    -----------------------------
Increase (Decrease) in Net Assets:                                                                      2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net .................................................    $  2,694,007     $  2,940,370
                        Realized gain (loss) on investments--net ...............................        (246,381)         453,831
                        Change in unrealized appreciation on investments--net ..................      (1,342,914)      (1,858,041)
                                                                                                    ------------     ------------
                        Net increase in net assets resulting from operations ...................       1,104,712        1,536,160
                                                                                                    ------------     ------------
---------------------------------------------------------------------------------------------------------------------------------
Dividends &             Investment income--net:
Distributions to          Class A ..............................................................        (639,418)        (656,919)
Shareholders:             Class B ..............................................................      (1,803,547)      (2,061,958)
                          Class C ..............................................................         (50,135)         (51,880)
                          Class D ..............................................................        (200,907)        (169,613)
                        In excess of realized gain on investments--net:
                          Class A ..............................................................          (7,114)        (141,226)
                          Class B ..............................................................         (23,230)        (507,086)
                          Class C ..............................................................            (534)         (14,324)
                          Class D ..............................................................          (2,189)         (39,718)
                                                                                                    ------------     ------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders ........................................................      (2,727,074)      (3,642,724)
                                                                                                    ------------     ------------
---------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net decrease in net assets derived from beneficial interest transactions      (7,420,185)      (6,462,362)
Transactions:                                                                                       ------------     ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total decrease in net assets ...........................................      (9,042,547)      (8,568,926)
                        Beginning of year ......................................................      60,782,256       69,351,182
                                                                                                    ------------     ------------
                        End of year ............................................................    $ 51,739,709     $ 60,782,256
                                                                                                    ============     ============
---------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

Financial Highlights

                                                                                               Class A
The following per share data and ratios have been derived        ----------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                 ----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2000          1999          1998          1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...      $  10.53      $  10.88      $  10.87      $  10.54      $  10.46
Operating                                                        --------      --------      --------      --------      --------
Performance:         Investment income--net ...............           .54           .52           .55           .55           .54
                     Realized and unrealized gain (loss) on
                     investments--net .....................          (.26)         (.24)          .01           .33           .08
                                                                 --------      --------      --------      --------      --------
                     Total from investment operations .....           .28           .28           .56           .88           .62
                                                                 --------      --------      --------      --------      --------
                     Less dividends and distributions:
                       Investment income--net .............          (.54)         (.52)         (.55)         (.55)         (.54)
                       Realized gain on investments--net ..            --            --            --            --            --
                       In excess of realized gain on
                       investments--net ...................          (.01)         (.11)           --            --            --
                                                                 --------      --------      --------      --------      --------
                     Total dividends and distributions ....          (.55)         (.63)         (.55)         (.55)         (.54)
                                                                 --------      --------      --------      --------      --------
                     Net asset value, end of year .........      $  10.26      $  10.53      $  10.88      $  10.87      $  10.54
                                                                 ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...         2.82%         2.52%         5.25%         8.63%         6.04%
Return:*                                                         ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .............................          .86%          .94%          .82%          .79%          .79%
Average Net                                                      ========      ========      ========      ========      ========
Assets:              Investment income--net ...............         5.31%         4.77%         5.01%         5.21%         5.09%
                                                                 ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)      $ 11,525      $ 12,975      $ 13,875      $ 14,012      $ 14,988
Data:                                                            ========      ========      ========      ========      ========
                     Portfolio turnover ...................        41.15%        25.16%        53.75%        29.68%        36.39%
                                                                 ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

Financial Highlights (continued)

                                                                                               Class B
The following per share data and ratios have been derived        ----------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                 ----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2000          1999          1998          1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...      $  10.53      $  10.88      $  10.87      $  10.54      $  10.46
Operating                                                        --------      --------      --------      --------      --------
Performance:         Investment income--net ...............           .49           .46           .49           .50           .49
                     Realized and unrealized gain (loss) on
                     investments--net .....................          (.26)         (.24)          .01           .33           .08
                                                                 --------      --------      --------      --------      --------
                     Total from investment operations .....           .23           .22           .50           .83           .57
                                                                 --------      --------      --------      --------      --------
                     Less dividends and distributions:
                       Investment income--net .............          (.49)         (.46)         (.49)         (.50)         (.49)
                       Realized gain on investments--net ..            --            --            --            --            --
                       In excess of realized gain on
                       investments--net ...................          (.01)         (.11)           --            --            --
                                                                 --------      --------      --------      --------      --------
                     Total dividends and distributions ....          (.50)         (.57)         (.49)         (.50)         (.49)
                                                                 --------      --------      --------      --------      --------
                     Net asset value, end of year .........      $  10.26      $  10.53      $  10.88      $  10.87      $  10.54
                                                                 ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...         2.30%         2.01%         4.71%         8.08%         5.49%
Return:*                                                         ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .............................         1.37%         1.44%         1.32%         1.30%         1.30%
Average Net                                                      ========      ========      ========      ========      ========
Assets:              Investment income--net ...............         4.80%         4.26%         4.50%         4.70%         4.59%
                                                                 ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)      $ 34,565      $ 42,758      $ 51,503      $ 58,282      $ 66,497
Data:                                                            ========      ========      ========      ========      ========
                     Portfolio turnover ...................        41.15%        25.16%        53.75%        29.68%        36.39%
                                                                 ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

Financial Highlights (continued)

                                                                                             Class C
The following per share data and ratios have been derived        ------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                 ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2000          1999        1998          1997        1996
-----------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of year ...     $  10.52      $  10.88    $  10.87      $  10.54    $  10.46
Operating                                                        --------      --------    --------      --------    --------
Performance:          Investment income--net ...............          .48           .45         .48           .49         .48
                      Realized and unrealized gain (loss) on
                      investments--net .....................         (.26)         (.25)        .01           .33         .08
                                                                 --------      --------    --------      --------    --------
                      Total from investment operations .....          .22           .20         .49           .82         .56
                                                                 --------      --------    --------      --------    --------
                      Less dividends and distributions:
                        Investment income--net .............         (.48)         (.45)       (.48)         (.49)       (.48)
                        Realized gain on investments--net ..           --            --          --            --          --
                        In excess of realized gain on
                        investments--net ...................         (.01)         (.11)         --            --          --
                                                                 --------      --------    --------      --------    --------
                      Total dividends and distributions ....         (.49)         (.56)       (.48)         (.49)       (.48)
                                                                 --------      --------    --------      --------    --------
                      Net asset value, end of year .........     $  10.25      $  10.52    $  10.88      $  10.87    $  10.54
                                                                 ========      ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on net asset value per share ...        2.20%         1.81%       4.61%         7.97%       5.38%
Return:*                                                         ========      ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to             Expenses .............................        1.47%         1.54%       1.42%         1.40%       1.40%
Average                                                          ========      ========    ========      ========    ========
Net Assets:           Investment income--net ...............        4.71%         4.16%       4.39%         4.59%       4.49%
                                                                 ========      ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, end of year (in thousands)     $  1,244      $    996    $  1,233      $    957    $  1,499
Data:                                                            ========      ========    ========      ========    ========
                      Portfolio turnover ...................       41.15%        25.16%      53.75%        29.68%      36.39%
                                                                 ========      ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                            Class D
The following per share data and ratios have been derived      ----------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                               ----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000         1999          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ...     $  10.52      $  10.87      $  10.86      $  10.53      $  10.45
Operating                                                      --------      --------      --------      --------      --------
Performance:        Investment income--net ...............          .53           .51           .54           .54           .53
                    Realized and unrealized gain (loss) on
                    investments--net .....................         (.26)         (.24)          .01           .33           .08
                                                               --------      --------      --------      --------      --------
                    Total from investment operations .....          .27           .27           .55           .87           .61
                                                               --------      --------      --------      --------      --------
                    Less dividends and distributions:
                      Investment income--net .............         (.53)         (.51)         (.54)         (.54)         (.53)
                      Realized gain on investments--net ..           --            --            --            --            --
                      In excess of realized gain on
                      investments--net ...................         (.01)         (.11)           --            --            --
                                                               --------      --------      --------      --------      --------
                    Total dividends and distributions ....         (.54)         (.62)         (.54)         (.54)         (.53)
                                                               --------      --------      --------      --------      --------
                    Net asset value, end of year .........     $  10.25      $  10.52      $  10.87      $  10.86      $  10.53
                                                               ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...        2.72%         2.42%         5.14%         8.52%         5.93%
Return:*                                                       ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses .............................         .96%         1.05%          .92%          .89%          .89%
Average                                                        ========      ========      ========      ========      ========
Net Assets:         Investment income--net ...............        5.20%         4.67%         4.90%         5.11%         5.01%
                                                               ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands)     $  4,406      $  4,053      $  2,740      $  2,188      $  1,871
Data:                                                          ========      ========      ========      ========      ========
                    Portfolio turnover ...................       41.15%        25.16%        53.75%        29.68%        36.39%
                                                               ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------------

                  * Total investment returns exclude the effects of sales
                    charges.

                    See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000
tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ..........................                     .25%             .25%
Class C ..........................                     .25%             .35%
Class D ..........................                     .10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD         MLPF&S
--------------------------------------------------------------------------------
Class A...........................                        $182         $1,375
Class D...........................                        $138         $1,555
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $34,578 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $21,305,445 and $33,419,289, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized          Unrealized
                                              Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ............              $ (256,977)        $1,646,327
Financial futures contracts ......                  10,596             46,485
                                                ----------         ----------
Total ............................              $ (246,381)        $1,692,812
                                                ==========         ==========
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,646,327, of which $2,104,423 related to appreciated securities and $458,096 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $48,508,655.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $7,420,185 and $6,462,362

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

for the years ended July 31, 2000 and July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            121,596         $ 1,219,526
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             32,916             333,211
                                                   --------         -----------
Total issued ...........................            154,512           1,552,737
Shares redeemed ........................           (263,317)         (2,665,813)
                                                   --------         -----------
Net decrease ...........................           (108,805)        $(1,113,076)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            141,504         $ 1,545,495
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             40,747             442,486
                                                    -------         -----------
Total issued ...........................            182,251           1,987,981
Shares redeemed ........................           (224,505)         (2,437,621)
                                                   --------         -----------
Net decrease ...........................            (42,254)        $  (449,640)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            215,656         $ 2,179,133
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             70,640             715,305
                                                   --------         -----------
Total issued ...........................            286,296           2,894,438
Automatic conversion of
shares .................................            (13,688)           (139,007)
Shares redeemed ........................           (964,126)         (9,765,327)
                                                   --------         -----------
Net decrease ...........................           (691,518)        $(7,009,896)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            408,994         $ 4,460,737
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             97,485           1,059,041
                                                 ----------         -----------
Total issued ...........................            506,479           5,519,778
Automatic conversion of
shares .................................            (23,300)           (249,775)
Shares redeemed ........................         (1,153,120)        (12,542,400)
                                                 ----------         -----------
Net decrease ...........................           (669,941)        $(7,272,397)
                                                 ==========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             46,999         $   471,284
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              2,751              27,825
                                                    -------         -----------
Total issued ...........................             49,750             499,109
Shares redeemed ........................            (23,061)           (235,876)
                                                    -------         -----------
Net increase ...........................             26,689         $   263,233
                                                    =======         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             21,966         $   240,344
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              3,430              37,216
                                                    -------         -----------
Total issued ...........................             25,396             277,560
Shares redeemed ........................            (44,016)           (474,152)
                                                    -------         -----------
Net decrease ...........................            (18,620)        $  (196,592)
                                                    =======         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            123,728         $ 1,238,932
Automatic conversion
of shares ..............................             13,702             139,007
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              7,861              79,557
                                                   --------         -----------
Total issued ...........................            145,291           1,457,496
Shares redeemed ........................           (100,624)         (1,017,942)
                                                   --------         -----------
Net increase ...........................             44,667         $   439,554
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            133,894         $ 1,462,794
Automatic conversion
of shares ..............................             23,321             249,775
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              8,210              88,945
                                                    -------         -----------
Total issued ...........................            165,425           1,801,514
Shares redeemed ........................            (32,047)           (345,247)
                                                    -------         -----------
Net increase ...........................            133,378         $ 1,456,267
                                                    =======         ===========
--------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $248,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
September 13, 2000

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Arizona Municipal Bond Fund during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund paid a long-term capital gains distribution in the amount of $.006153 per share, payable on December 31, 1999 to shareholders as of December 20, 1999. The entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16238--7/00

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